First AMENDMENT TO CONVERTIBLE PROMISSORY NOTE TRANSFER AGREEMENT

This First Amendment to the Convertible Promissory Note Transfer Agreement is executed on this 24th day of July, 2012. Reference is made to that certain the Convertible Promissory Note Transfer Agreement (the “Note Transfer Agreement”) dated April 28, 2012, by and among, Great Essential Investment, Ltd., a company registered in the Virgin Islands (“Great Essential”), Carlyle Asia Growth Partners III, L.P., a limited partnership organized under the laws of the Cayman Islands (“CAGP”) and CAGP III Co-Investment, L.P., a limited partnership organized under the laws of the Cayman Islands (“CAGP III,” and together with CAGP, the “Holders”) and China Recycling Energy Corporation, a Nevada corporation (the “Company”). Any capitalized terms in this amendment not otherwise defined shall have the meaning ascribed to them in the Note Transfer Agreement.

WHEREAS, the parties to the Note Transfer Agreement have agreed to amend and extend the termination date from June 30, 2012 to August 30, 2012;

WHEREAS, the parties have agreed to amend and extend the maturity date of the Note for a period of 120 days following the Transfer Date;

WHEREAS, the parties have acknowledged that the Form S-3 filed with the Securities and Exchange Commission of the United States (the “SEC”) covering the shares issuable upon the conversion of the Note has been declared effective by the SEC on May 18, 2012.

WHEREAS, the parties further have agreed that it is in the best interest of all parties, that the Note Transfer Agreement be amended.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Section 1.01. The Note Transfer. If Great Essential fails to pay the Transfer Price in full before the Transfer Date, the Transfer Date shall be postponed accordingly until such date when the Holders receive the full payment of the Note and any interest accrued thereon, provided that if Great Essential fails to pay the outstanding amount in full before August 30, 2012, this Agreement and the Note transfer shall be terminated. The Holders and Great Essential agree with the Company that the maturity date of the Note shall be extended for a period of 120 days following the Transfer Date and that Great Essential shall have registration rights with respect to shares issuable upon conversion of the Note consistent with the registration rights of the Holders pursuant to the Amended and Restated Registration Rights Agreement between the Holders and the Company dated April 29, 2009. Except as expressly set forth herein, all terms of Section 1.01 of the Note Transfer Agreement remain in full force and effect, and constitute the legal, valid, binding and enforceable obligations of the parties thereto.

2.             Section 2.01. Representations and Warranties of Great Essential.

(1) Section 2.01 (e) will be deleted in its entirety and replaced with the following:

Great Essential understands that a registration statement on Form S-3 has been filed with the Securities and Exchange Commission of the United States (the “SEC”) covering the shares issuable upon the conversion of the Note and it has been declared effective by the SEC on May 18, 2012.

(2) Section 2.01 (h) will be deleted in its entirety.

3.             This first amendment becomes effective as of and from June 28, 2012.

4.             This first amendment may be executed in any number of counterparts each of which shall constitute an original but all of which when taken together shall constitute but one contract.

5.             Except as amended hereby, or as otherwise amended, the Note Transfer Agreement is in all respects ratified and confirmed and the provisions thereof shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO CONVERTIBLE PROMISSORY NOTE TRANSFER AGREEMENT on the date first written above.